FPA Queens Road Small Cap Value Fund

QRSVX – Investor Class

QRSAX – Advisor Class

QRSIX – Institutional Class

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated January 14, 2026, to the currently effective

Summary Prospectus.

Effective immediately, Benjamin Mellman has been added as a portfolio manager to the FPA Queens Road Small Cap Value Fund (the “Fund”). Steve Scruggs continues to serve as a portfolio manager to the Fund. Accordingly, effective immediately, the “Portfolio Manager” section on page 6 of the Summary Prospectus is replaced with the following:

Steve Scruggs, CFA, Portfolio Manager of the sub-adviser, has served as portfolio manager of the Fund since its inception in July 2023, and as portfolio manager for the Predecessor Fund since June 2002. Benjamin Mellman, Portfolio Manager of the sub-advisor, has served as portfolio manager of the Fund since January 2026. Mr. Scruggs and Mr. Mellman are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Additionally, effective immediately, the second paragraph under the heading “Purchase and Sale of Fund Shares” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following disclosure:

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $1,500, $1,500, and $100,000 for the Investor Class, Advisor Class, and Institutional Class shares, respectively, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, and investments in the Fund in connection with liquidity programs (described in additional detail below under “Management of the Fund”), at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Please file this Supplement with your records.